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AXA Equitable Life Insurance Company
Accumulator(R) Life
PROSPECTUS SUPPLEMENT DATED SEPTEMBER 13, 2004:
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This supplement updates certain information in the most recent Prospectus that you received for your Accumulator(R) Life variable life insurance policy. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.


LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION

As described in your Prospectus, your policy permits you to make one transfer out of the guaranteed interest option during each policy year. Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year. See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through March 31, 2005, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through March 31, 2005), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option.

You can request a transfer over the telephone by calling 1-888-855-5100 or via the Internet by visiting our website www.axa-equitable.com and enrolling in EQAccess. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern) on March 31, 2005, in order to take advantage of this unrestricted transfer opportunity.

Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan. Currently, there is no charge for making this transfer.



















                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104

                                                                          X00823